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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: August 19, 2008

ATWOOD OCEANICS, INC.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER 1-13167

TEXAS
(State or other jurisdiction of incorporation or organization)

Internal Revenue Service – Employer Identification No. 74-1611874

15835 Park Ten Place Drive, Houston, Texas, 77084
(281) 749-7800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On August 19, 2008, Atwood Oceanics, Inc. (the “Registrant), as guarantor, and its wholly-owned subsidiary, Atwood Oceanics Pacific Limited (“AOPL”), as borrower, executed a first amendment to their current credit agreement for a 5-year $300,000,000 revolving loan facility with several banks with Nordea Bank Finland PLC, New York Branch, as Administrator Agent for the lenders (the “Credit Agreement”). The loan facility matures in October 2012. The first amendment provides for additional permitted indebtedness not to exceed $300,000,000 and amends certain provisions relating to permitted liens. Currently, the amount borrowed under the Credit Agreement is $170,000,000. A copy of the first amendment to the Credit Agreement is filed herewith as Exhibit 10.1.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER A OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     On August 19, 2008, the Registrant and AOPL executed a first amendment to the Credit Agreement as more specifically described in Item 1.01 in this Current Report on Form 8-K, which description is incorporated by reference in this Item 2.03.

SECTION 7 – REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

     The Registrant and its subsidiaries (referred to herein as the “Company”, “we”, “us”, or “our”) currently has three drilling units under construction: a jack-up scheduled for delivery in November 2008, a conventionally moored semisubmersible scheduled for delivery in early 2011, and a dynamically positioned semisubmersible scheduled for delivery in mid-2012. We are currently evaluating our needs for additional indebtedness to fund our fleet expansion.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS

10.1	First Amendment to Credit Agreement dated August 19, 2008

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including; the Registrant’s dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Registrant’s annual report on Form 10-K for the year ended September 30, 2007, filed with the Securities and Exchange Commission.

EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION

10.1               First Amendment to Credit Agreement dated August 19, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC.
(Registrant)

/s/ James M. Holland James M. Holland Senior Vice President

DATE: August 22, 2008